UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2010

CROSSTEX ENERGY, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 17, 2010, Crosstex Energy, Inc. (the “Registrant”) announced that William W. Davis, Executive Vice President and Chief Financial Officer of the Registrant and Stan Golemon, Senior Vice President of Engineering and Operations of the Registrant, will present at the Morgan Keegan 2010 Fort Worth Investment Seminar in Fort Worth, Texas, at 6:00 p.m. Central time on Thursday, June 17, 2010. Materials relating to the presentation will be made available prior to the presentation on the Registrant’s website at www.crosstexenergy.com under “Investors — Crosstex Energy, Inc. — Presentations.” In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: June 17, 2010

By:      /s/ William W. Davis
William W. Davis
Executive Vice President and
Chief Financial Officer